SUPPLEMENT TO THE SWEEP CLASS PROSPECTUS
OF WELLS FARGO GOVERNMENT MONEY MARKET FUNDS
For the Wells Fargo Government Money Market Fund
(the “Fund”)

At a meeting held February 25 - 26, 2021, the Board of Trustees of the Fund approved the following change effective March 1, 2021.

Pricing Fund Shares Change - The table in the section entitled “Pricing Fund Shares” is deleted and replaced with the following:

Government Money Market Fund	8:00a.m., 9:00a.m, 10:00a.m., 11:00a.m., 12:00p.m., 1:00p.m., 2:00p.m., 3:00p.m., 4:00p.m. and 5:00p.m. (ET)

March 1, 2021	MMSW031/P1215S4